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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 7, 1998
                                                  (February 24, 1998)

                            SFX ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)

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
            Delaware                         333-43287                        13-3977880
(State or Other Jurisdiction of        (Commission File No.)       (IRS Employer Identification No.)
         Incorporation)
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            650 Madison Avenue, 16th Floor, New York, New York 10022
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 838-3100

                                      N/A
         (Former name or former address, if changed since last report)



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               This Form 8-K/A amends the Form 8-K of SFX Entertainment, Inc.
(the "Company") filed on March 10, 1998 and supplies financial statements and pro forma financial information regarding the acquisition of the following businesses by the Company in February and March 1998: PACE Entertainment Corporation, Pavilion Partners, Contemporary Group, Riverport Performing Art Centre, SJS Entertainment Corporation, The Album Network, Inc., BG Presents, Inc. and Concert/Southern Promotions.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired

         The following financial statements included at pages F-47 to F-135 of Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 33343287) of the Company, filed with the Securities and Exchange Commission on March 31, 1998, are incorporated herein by reference.



PACE ENTERTAINMENT CORPORATION AND SUBSIDIARIES

Report of Independent Public Accountants

Report of Independent Auditors

Consolidated Balance Sheets as of September 30, 1996 and 1997 and December 31, 1997 (unaudited)

Consolidated Statements of Operations for the years ended September 30, 1995, 1996 and 1997 and the three months ended December 31, 1996 and 1997 (unaudited)

Consolidated Statements of Shareholders' Equity for the years ended September 30, 1995, 1996 and 1997 and the three months ended December 31, 1997 (unaudited)

Consolidated Statements of Cash Flows for the years ended September 30, 1995, 1996 and 1997 and the three months ended December 31, 1996 and 1997 (unaudited)

Notes to Consolidated Financial Statements


PAVILION PARTNERS

Report of Independent Public Accountants

Report of Independent Accountants

Consolidated Balance Sheets as of September 30, 1996 and 1997 and December 31, 1997 (unaudited)

Consolidated Statements of Income for the year ended October 31, 1995, eleven months ended September 30, 1996, the year ended September 30, 1997 and the three months ended December 31, 1996 and 1997 (unaudited)

Consolidated Statements of Partners' Capital for the year ended October 31, 1995, eleven months ended September 30, 1996, the year ended September 30, 1997 and the three months ended December 31, 1997 (unaudited)

Consolidated Statements of Cash Flows for the year ended October 31, 1995, eleven months ended September 30, 1996, the year ended September 30, 1997 and the three months ended December 31, 1996 and 1997 (unaudited)

Notes to Consolidated Financial Statements


CONTEMPORARY GROUP

Report of Independent Auditors

Combined Balance Sheets as of December 31, 1996 and 1997

Combined Statements of Operations for the years ended December 31, 1996 and
1997





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Combined Statements of Cash Flows for the years ended December 31, 1996 and
1997

Combined Statements of Stockholders' Equity for the years ended December 31, 1996 and 1997

Notes to Consolidated Financial Statements


RIVERPORT PERFORMING ART CENTRE, JOINT VENTURE

Report of Independent Public Accountants

Balance Sheets as of December 31, 1997 and 1996

Statements of Income and Changes in Partners' Equity for the years ended December 31, 1997 and 1996

Statements of Cash Flows for the years ended December 31, 1997 and 1996

Notes to Consolidated Financial Statements


SJS ENTERTAINMENT CORPORATION

Report of Independent Auditors

Combined Balance Sheets as of December 31, 1996 and 1997

Combined Statements of Operations and Retained Earnings for the years ended December 31, 1996 and 1997

Combined Statements of Cash Flows for the years ended December 31, 1996 and
1997

Notes to Consolidated Financial Statements


THE ALBUM NETWORK, INC. AND AFFILIATED COMPANIES

Report of Independent Auditors

Combined Balance Sheets as of September 30, 1996 and 1997

Combined Balance Sheet as of December 31, 1997 (unaudited)

Combined Statements of Operations and Stockholders' Deficit for the years ended September 30, 1996 and 1997

Combined Statement of Operations and Stockholders' Deficit for the three months ended December 31, 1997 (unaudited)

Combined Statements of Cash Flows for the years ended September 30, 1996 and
1997

Combined Statement of Cash Flows for the three months ended December 31, 1997 (unaudited)

Notes to Combined Financial Statements


BG PRESENTS, INC. AND SUBSIDIARIES

Report of Independent Auditors

Consolidated Balance Sheets as of January 31, 1997 and 1998

Consolidated Statements of Operations for the years ended January 31, 1996, 1997 and 1998

Consolidated Statements of Cash Flows for the years ended January 31, 1996, 1997 and 1998

Consolidated Statements of Stockholders' Equity for the years ended January 31, 1996, 1997 and 1998

Notes to Consolidated Financial Statements

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CONCERT/SOUTHERN PROMOTIONS AND AFFILIATED COMPANIES

Report of Independent Auditors

Combined Balance Sheet as of December 31, 1997

Combined Statement of Operations for the year ended December 31, 1997

Combined Statement of Cash Flows for the year ended December 31, 1997

Combined Statement of Stockholders' Equity for the year ended December 31, 1997

Notes to Consolidated Financial Statements



         (b)   Pro Forma Financial Information

               The pro forma financial information required to be supplied is incorporated by reference to pages 59-73 of Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-43289) of the Company, filed with the Securities and Commission on March 31, 1998.



          (c)  Exhibits

               2.1 Stock Purchase Agreement, dated as of December 11, 1997, among each of the shareholders of BG Presents, Inc. and BGP Acquisition, LLC (incorporated by reference to Exhibit
                    10.19 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.2 Stock Purchase Agreement, dated as of December 12, 1997, by and among PACE Entertainment Corporation, the holders of the Common Stock of PACE Entertainment Corporation listed on Exhibit 1 to the Stock Purchase Agreement and SFX Entertainment, Inc. (incorporated by reference to Exhibit
                    10.23 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.3 Agreement and Plan of Merger and Asset Purchase Agreement, dated as of December 10, 1997, by and among SFX Entertainment, Inc., Contemporary Investments Corporation, Contemporary Investments of Kansas, Inc., Continental Entertainment Associates, Inc., Capital Tickets, LP, Dialtix, Inc., Contemporary International Productions Corporation, Steven F. Schankman Living Trust, dated 10/22/82, Irving P. Zuckerman Living Trust, dated 11/24/81, Steven F. Schankman and Irving P. Zuckerman (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.4 Stock and Asset Purchase Agreement, dated as of December 2, 1997, by and among SFX Network Group, L.L.C., SFX Entertainment, Inc., and Elias N. Bird, individually and as Trustee under the Bird Family Trust u/d/o 11/18/92, Gary F. Bird, individually and as Trustee under the Gary F. Bird Corporation Trust u/d/o 2/4/94, Stephen R. Smith, individually and as Trustee under the Smith Family Trust u/d/o 7/17/89, June E. Brody, Steven A. Saslow and The Network 40, Inc. (incorporated by reference to Exhibit
                    10.21 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.5 Purchase and Sale Agreement, dated as of December 15, 1997, by and among Alex Cooley, S. Stephen Selig, III, Peter Conlon, Southern Promotions, Inc., High Cotton, Inc., Cooley and Conlon Management, Inc., Buckhead Promotions, Inc., Northern Exposure, Inc., Pure Cotton, Inc., Interfest, Inc., Concert/Southern Chastain Promotions Joint Venture, Roxy Ventures Joint Venture and SFX Concerts, Inc. (incorporated by

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                    reference to Exhibit 10.22 to the Registration Statement on
                    Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997)

               2.6 Purchase Agreement, dated as of December 19, 1997, by and among SM/PACE, Inc., PACE Entertainment Corporation, Charlotte Amphitheater Corporation, The Westside Amphitheater Corporation and Viacom Inc. (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22, 1998).

               2.7 Letter Purchase Agreement, dated as of December 22, 1997, by and among SM/PACE, Inc., YM Corp. and PACE Entertainment Corporation (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22, 1998).

               3.1 Certificate of Amendment to the Certificate of Incorporation of SFX Entertainment, Inc., as filed with the Secretary of State of the State of Delaware on February 25, 1998 (incorporated by reference to Exhibit 3.1 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               3.2 Certificate of Designation relating to the Series A Preferred Stock of SFX Entertainment, Inc., as filed with the Secretary of State of the State of Delaware on February 27, 1998 (incorporated by reference to Exhibit 3.2 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               4.1 Indenture, dated February 11, 1998, by and among SFX Entertainment, Inc., certain of its subsidiaries and The Chase Manhattan Bank (incorporated by reference to Exhibit
                    10.2 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18, 1998).

               10.1 Registration Rights Agreement, dated as of February 11,
                    1998, relating to the 9 1/8% Senior Subordinated Notes due 2998 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., the subsidiaries of SFX Entertainment named therein, Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to Exhibit 10.3 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18,
                    1998).

               10.2 Credit and Guarantee Agreement, dated as of February 26,
                    1998, by and among SFX Entertainment, the Subsidiary Guarantors party thereto, the Lenders party thereto, Goldman Sachs Credit Partners, L.P., as co-documentation agent, Lehman Commercial Paper Inc., as co-documentation agent, and The Bank of New York, as administrative agent (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               10.3 Purchase Agreement, dated February 5, 1998, relating to the
                    9 1/8% Senior Subordinated Notes due 2008 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to
                    Exhibit 10.4 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               99.1 Financial statements contained on pages F-47 to F-135 of the Post-Effective Amendment No. 1 to Form S-1 Registration Statement of SFX Entertainment (Reg. No. 333-43287), filed with the Commission on March 31, 1998 (incorporated by reference thereto).

               99.2 Pro forma financial information contained on pages 59-73 of the Post-Effective Amedment No. 1 to Form S-1 Registration Statement of SFX Entertainment (Reg. No. 333-43287), filed with the Commission on March 31, 1998 (incorporated by reference thereto).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                  SFX ENTERTAINMENT, INC.



                                  By: /s/ Howard J. Tytel
                                      -----------------------------------------
                                      Name:    Howard J. Tytel
                                      Title:   Executive Vice President


Date: April 7, 1998


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